EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. do hereby certify that, to the best of their knowledge:

(a) the Quarterly Report on Form 10-Q of Manhattan Pharmaceuticals, Inc. for the quarter ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Dated: May 15, 2007	/s/ Douglas Abel Douglas Abel President and Chief Executive Officer

Dated: May 15, 2007	/s/ Michael G. McGuinness Michael G. McGuinness Chief Financial Officer